EATON VANCE UTILITIES FUND
                   Supplement to Prospectus Dated May 1, 1999

The following replaces the first paragraph on page 8 of the prospectus:

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES. The Fund's investment objective is to provide a high level of total return, consisting of capital appreciation and relatively predictable income. The Fund seeks high total return consistent with prudent management and preservation of capital. The Fund invests principally in dividend-paying common stocks. Under normal circumstances, the Fund invests at least 65% of its total assets in common stocks of utilities companies, including (among others) producers and distributors of gas power and electric energy, and communications service providers. The Fund may also invest up to 20% of its net assets in fixed-income securities (including up to 10% of net assets in lower rated fixed-income securities), and up to 20% of its total assets in foreign securities. The Fund at times may engage in derivative transactions (such as futures contracts and options) to protect against price declines, to enhance returns or as a substitute for purchasing or selling securities. The Fund may also invest in real estate investment trusts ("REITs").

May 21, 1999                                                            COMBEQPS